UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 24, 2016
Date of Report (Date of earliest event reported)

MONOTYPE IMAGING HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33612	20-3289482
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 Unicorn Park Drive Woburn, Massachusetts 01801
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 970-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 28, 2016, Monotype Imaging Holdings Inc. (the “Company”) announced its financial results for the quarter and nine months ended September 30, 2016. A copy of the press release (the “Press Release”) issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information on this Form 8-K under Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Press Release also announced that Scott Landers, the Company’s President and Chief Executive Officer, has been appointed by the Board of Directors as the interim Chief Financial Officer of the Company, effective immediately.

Mr. Landers has served as the President and Chief Executive Officer of the Company since January 1, 2016.  Since joining the Company in 2008, Mr. Landers has also previously separately served as the Chief Operating Officer and Chief Financial Officer of the Company.

The Press Release further announced that Joseph Hill, the Chief Financial Officer, Treasurer and Assistant Secretary of the Company, has terminated his service under those offices effective immediately.  Mr. Hill will remain employed by the Company in a non-executive officer capacity through mid-December to assist the Company with the transition of his responsibilities.

A copy of the Press Release announcing these events is attached hereto as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

The following exhibit relating to Items 2.02 and 5.02 shall be deemed to be furnished, and not filed:

99.1        Press Release issued by Monotype Imaging Holdings Inc. on October 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

MONOTYPE IMAGING HOLDINGS INC.

October 28, 2016	By:	/s/ Scott E. Landers
Scott E. Landers
President, Chief Executive Officer, Director, interim Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Monotype Imaging Holdings Inc. on October 28, 2016.*

*Furnished herewith